QUICKSILVER RESOURCES

Quicksilver Resources



Lenders Presentation
May 29, 2013

Forward-looking Statements

Forward-Looking Statements

The statements in this presentation regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although these statements reflect the current views, assumptions and expectations of Quicksilver's management, the matters addressed herein are subject to numerous risks and uncertainties, which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Factors that could result in such differences or otherwise materially affect Quicksilver's financial condition, results of operations and cash flows include: changes in general economic conditions; fluctuations in natural gas, natural gas liquids ("NGLs") and oil prices; failure or delays in achieving expected production from exploration and development projects; Quicksilver's ability to achieve anticipated cost savings and other spending reductions; uncertainties inherent in estimates of natural gas, NGLs and oil reserves and predicting natural gas, NGL and oil reservoir performance; effects of current and future derivatives covering natural gas, NGLs and oil produced; fluctuations in the value of certain of Quicksilver's assets and liabilities; competitive conditions in Quicksilver's industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters, customers and counterparties; changes in the availability and cost of capital; delays in obtaining oilfield equipment and increases in drilling and other service costs; delays in construction of transportation pipelines and gathering and treating facilities; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond Quicksilver's control; failure or delay in completing strategic transactions including refinancing transactions; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing or future litigation; as well as other factors disclosed in Quicksilver's filings with the U.S. Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date of this presentation, and we undertake no obligation to update any of these forward-looking statements to reflect subsequent events or circumstances except to the extent required by applicable law.

Estimates of resource potential or upside were made by our internal engineers without review by an independent petroleum engineering firm.

The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation test to be economically and legally producible under existing economic and operating conditions. We use the terms resource "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

Amounts presented are before the impact of the Quicksilver's Barnett joint venture transaction with Tokyo Gas and based on 2/28/13 NYMEX strip pricing unless otherwise noted.



Table of Contents





Transaction Overview

Transaction Summary

Quicksilver Resources Inc ("Quicksilver" or the "Company") is undergoing a series of strategic transactions that will enhance liquidity, provide financial flexibility and facilitate deleveraging

- At the conclusion of these refinancings, the Company will have repositioned its balance sheet with no maturities in its capital structure until 2019, with the exception of the Company's 1st lien credit facility (the "1st Lien")
- Estimated pro forma annual cash interest reduction between $15 and $22 million
- Relatively low maintenance capex to keep production at current levels
- This restructuring provides the Company with a long-term runway while natural gas prices recover and Quicksilver has optionality in the Horn River, Sand Wash and Midland / Delaware basins
- The Investor will have opportunities for gains as natural gas prices increase and the Company creates value from its large acreage positions



Transaction Summary (cont'd)

1st Lien amendments overview

- Provide financial flexibility to allow for deleveraging while maintaining cash liquidity
  - Accommodates the Barnett JV, 2nd lien financings and potential future refinancings
- Covenant levels set to execute plan

Barnett Joint Venture overview

- On 4/30/2013, Quicksilver closed the sale of a 25% undivided interest in Quicksilver's Barnett assets to Tokyo Gas (the "Barnett JV")
  - Received net proceeds of $463 million which were used to reduce borrowings under the 1st Lien with the remainder available for general corporate purposes

Refinancing (the "Refinancing") overview

- Proceeds from a $600 million 2nd lien term loan (the "Term Loan"), $200 million 2nd lien notes (the "2nd Lien Notes") and $675 million new senior unsecured notes (the "New Senior Notes") are expected to be used to pay consent fees and to fund a tender for the 8.25% senior notes due 2015 (the "2015 Senior Notes"), the 11.75% senior notes due 2016 (the "2016 Senior Notes") and the 7.125% senior subordinated notes due 2016 (the "2016 Subordinated Notes"), fund clean up calls, pay fees and expenses and general corporate purposes
  - Estimated annual cash interest reduction between $15 and $22 million pro forma for the Term Loan, the 2nd Lien Notes, the New Senior Notes and the Barnett JV
  - Dramatically reduces near-term maturities
- Pro forma borrowing base of $350 million and liquidity of $313 million, including $202 million of cash on hand and $57 million of letters of credit



Sources & Uses

Barnett JV

($ in millions)

Sources	
Proceeds from Barnett JV	$463
Total	$463

Uses	
Repay First Lien[(1)]	$251
Cash	203
Transaction Fees and Expenses[(2)]	9
Total	$463

- We utilized a portion of the proceeds from the Barnett JV to partially repay the 1st Lien

The Refinancing

($ in millions)

Sources	
Term Loan	$600
Second Lien Notes	200
New Senior Notes	675
Cash from Balance Sheet	11
Total	$1,486

Uses	
Tender for 2015 Senior Notes	$438
Tender for 2016 Senior Notes	591
Tender for 2016 Sub Notes	350
Tender Premium	58
Fees, Expenses & OID	49
Total	$1,486

- We intend to use the net proceeds from the Refinancing and cash on hand to obtain consent from our 2019 Senior Notes and to fund a tender for our 2015 and 2016 Senior Notes and 2016 Subordinated Notes

(1) Assumes foreign exchange rate date of 3/31/2013.
(2) Includes estimated tax payment of $5 million, which will be paid on 7/15/2013, and transaction fees and expenses of $4 million.



Pro Forma Capitalization

($ in millions)

	As of 3/31/2013	Adj	Pro forma Barnett JV 3/31/2013	Adj	Pro forma Refinancing
Cash and equivalents	$10	$203	$213	($11)	$202
Debt:					
First Lien[(1)]	$433	($251)	$182	-	$182
New Term Loan	-		-	600	600
New Second Lien Notes	-		-	200	200
Total secured debt	$433	($251)	$182	$800	$982
8.250% Senior unsecured notes due 2015	438		438	(438)	-
11.750% Senior unsecured notes due 2016	591		591	(591)	-
9.125% Senior unsecured notes due 2019	298		298	-	298
New Senior Notes	-		-	675	675
7.125% Senior subordinated notes due 2016	350		350	(350)	-
Total debt	$2,110	($251)	$1,859	$96	$1,955
Equity market capitalization (as of 5/28/13)	449		449		449
Total enterprise value	$2,549		$2,095		$2,202
Borrowing base[(2)]	$550	($200)	$350	-	$350
Letters of credit	57		57		57
Liquidity	69		323		313
Proved PV-10%[(3)]	1,655	(319)	1,336		1,336

Key takeaways

- Increases liquidity
- Extends maturities
- Lowers cost of borrowing
- Eliminates subordinated debt from capital structure

Source: Company filings.
(1) Excludes letters of credit of $57 million, which include C$13 million related to a step-up of treating volumes in the Horn River Basin in April 2013.
(2) Excluding the impact of the Barnett JV transaction, the Company expected the borrowing base to be redetermined as low as $550 million in April 2013 from $850 million.
(3) Based on 2/28/2013 strip pricing.



2nd Lien Term Loan Summary Terms

Borrower:	Quicksilver Resources Inc. (the "Company" or the "Borrower", and together with all subsidiaries, the "Credit Group")
Facility:	$600 million Second Lien Term Loan (the "Term Loan")
Indicative Pricing:	Spread: L + [575] bps LIBOR Floor: [1.25]% OID: [99.0]
Tenor:	6 years subject to requirement to prepay (1) 91 days prior the maturity of the 2019 Notes if more than $100 million of 2019 Notes then remain outstanding and (2) 91 days prior to the maturity of the 2015 Senior Notes, the 2016 Senior Notes or the 2016 Senior Subordinated Notes if on the applicable date, the aggregate amount of all such notes remaining outstanding is greater than $100 million
Use of Proceeds:	To fund tender for 2016 Senior Subordinated Notes and 2015 and 2016 Senior Notes, fund cleanup calls, pay transaction fees and expenses, and other general corporate purposes
Amortization:	None
Security:	Second priority lien on all property and assets of the Credit Group that at any time secures the US 1st Lien, including a pledge of 65% of stock in foreign subs – Includes mortgages on not less than 87.5% of domestic proved PV-10 properties included in most recent reserve report under US 1st Lien
Call Protection:	102, 101 soft call in the event of certain refinancings and repricing events
Affirmative Covenants:	Substantially similar to those governing the 1st Lien, including delivery of financial statements, compliance certificates, reserve reports and other materials relating to the collateral
Negative Covenants:	Substantially similar to those governing the 2019 Senior Notes: – First and Second Lien cap not to exceed greater of $1.2 billion and 30% consolidated net tangible assets ("CNTA")) and First Lien cap not to exceed greater of $450 million and [TBD]% of US PV-10
Financial Maintenance Covenants:	None – covenant-lite





Quicksilver Resources Overview

Quicksilver Resources Overview

- **Quicksilver is a Fort Worth, Texas-based oil and natural gas exploration and production company focused on long-lived properties located in onshore North America**
  - **Total proved reserves of 2,023 Bcfe and PV-10 $1,655MM**
  - **2,250 natural gas and 212 oil net producing wells**
  - **1.1 million net acres with total resource potential over ~17.2 Tcfe**
  - **LTM revenue of $655MM and adjusted EBITDA of $342MM[1]**
  - **1Q 2013 average daily production of 358 MMcfed**
- **The Company is listed on the NYSE ("KWK") and has an equity market capitalization of $449MM as of 5/28/2013**

Note: Reserve data as of 12/31/2012 based on 2/28/2013 strip pricing unless otherwise noted. Not pro forma for Barnett JV.

(1) As of 3/31/2013.



Asset Overview

High-quality, large scale resource base provides multi-year drilling inventory and is ideal for joint ventures



Development / production
Exploration / assessment
Tight Gas Plays
Shale Plays
Tight Gas Basins
Shale Basins

Horn River Basin
- ≅ 129,000 net acres
- 105 Bcf of SEC reserves @ YE12
- >10 Tcf resource potential

Horseshoe Canyon – CBM
- 313,000 net acres
- 162 Bcf of SEC reserves @ YE12
- 5 to 6-year potential inventory

Sand Wash Basin - Niobrara
- ≅ 167,000 net acres (oil)
- 850,000 acre AMI
- ~300 MM BOE resource potential
- Developing with Shell Western E&P

So. Alberta Basin
- ≅ 143,000 net acres

Ft. Worth Basin - Barnett
- ~127,000 net acres
- 1.2 Tcfe of SEC reserves @ YE12
- >1.5 Tcfe resource potential @ YE12
- ~60% of acreage is HBP
- JVs with Tokyo Gas and ENI

Midland/Delaware Basin
- ≅ 124,000 net acres (oil)
- >400 MM BOE resource potential

Note: Reserve data as of 12/31/12 based on SEC conditions. Not pro forma for Barnett JV.



Asset Overview

	Net proved reserves as of 12/31/2012				
	Oil (MBbls)	Gas (Bcf)	NGL (MBbls)	Total (Bcfe)	PV-10 ($MM) 2/28/2013 strip
Category					
Proved Developed	2,326	1,376	51,479	1,698	$1,529
Proved Undeveloped	84	283	6,982	325	126
Total Proved	**2,410**	**1,658**	**58,461**	**2,023**	**$1,655**

Reserves by Category


PUD
16%
PD
84%

Reserves by Region


Horseshoe
12%
Horn River
5%
Other U.S.
1%
Barnett
82%

Reserves by Resource Mix


Oil 1%
NGL 17%
Gas 82%

Note: Not pro forma for Barnett JV.



Pro Forma Asset Overview

- **Breakdown of Quicksilver's reserves by region pro forma for Barnett JV**

	Net proved reserves as of 12/31/2012				
	Oil (MBbls)	Gas (Bcf)	NGL (MBbls)	Total (Bcfe)	PV-10 ($MM) 2/28/2013 strip
Region					
Barnett	120	975	43,712	1,238	$957
Other U.S.	2,250	3	168	17	33
Total Proved US	2,370	978	43,880	1,256	$990
Horn River	–	107	–	107	91
Horseshoe Canyon	–	248	11	248	254
Total Proved Canada	–	355	11	355	$345
Total Proved	**2,370**	**1,333**	**43,891**	**1,611**	**$1,336**

Reserves by Region



Horseshoe 15%
Barnett 77%
Horn River 7%
Other U.S. 1%

Reserves by Resource Mix



Oil 1%
NGL 16%
Gas 83%

Note: Pro forma for Barnett JV. Barnett reserve data calculated by taking 75% of pre-Barnett JV reported reserves as of 12/31/2012 based on 2/28/2013 strip.



Upside to Proved Reserves

- **Small percentage of PUDs booked (relative to proved reserves) and large undeveloped acreage position**
  - **325 Bcfe of undeveloped reserves (16% of total proved reserves) based on 2/28/13 strip pricing**
  - **617,309 net undeveloped acres (56% of total net acreage)**
- **Change in reserves year-over-year is due to price and technical revisions, reclassification of 5-year PUDs and production**
  - **As prices improve, certain proved reserves reclassified as probable in 2012 may be booked as proved reserves again**
- **A $5.00/bbl and $0.50/Mcf increase in the price of oil and gas, respectively, results in a ~333 Bcfe or 22% increase in proved reserves at 12/31/2012 (compared to SEC pricing)**

2012YE SEC Reserves Sensitivity (Bcfe)

	NYMEX 2/28/2013 strip pricing			
	2013E	2014E	2015E	2016E
Crude oil ($/Bbl)	$93.50	$90.67	$87.72	$85.53
Natural gas ($/Mcf)	3.58	4.06	4.27	4.43


YE Price
$4.12 / Mcfe
$95.71 / Bbl
2,791
2011A
YE Price
$2.76 / Mcfe
$94.71 / Bbl
1,467
2012A
1,800
+ $0.50 gas /
+ $5.00 oil
1,300
– $0.50 gas /
– $5.00 oil
2,023
2/28/2013
strip pricing

Note: Not pro forma for Barnett JV.



Proved Reserves History

SEC pricing

- 2012 reserve decline reflective of lower natural gas price environment
- Reserves of 2,023 Bcfe when valued at 2/28/13 strip



Reserves (Bcfe)
2,208
2,416
2,902
2,791
1,467
2008
2009
2010
2011
2012

SEC Pricing	2008	2009	2010	2011	2012
Gas – Henry Hub ($/Mcf)	$5.71	$3.87	$4.38	$4.12	$2.76
Gas – AECO ($/Mcf)	$5.44	$3.76	$4.08	$3.65	$2.35
Oil – WTI ($/Bbl)	$44.60	$61.18	$79.43	$95.71	$94.71
Implied Barnett NGL ($/Bbl)	$21.65	$24.94	$37.56	$47.16	$33.76

Note: Not pro forma for Barnett JV. Based on SEC conditions.



High-BTU Production Enhances Margins

Southern acreage averages 1,250 BTU gas at wellhead; yields 122 barrels of NGLs per 1 MMcf

	Nat. Gas	NGLs
Wellhead production	1.000 Mcf	
Production by product	.702 Mcf	.122 Bbl
Price	$4.00 /Mcf	$30.00 /Bbl
Value by product / Mcf	$2.81	$ 3.66
Total value / Mcf (1)	**$6.47**	

(1) Value at the wellhead



Asset Values

Market weighs heavy discount on growth assets

Value of Barnett is $1.94B based on Barnett JV, which is ~76% of Quicksilver's EV at May 2013



Mkt. Cap
EV = $2.55B
Debt

Possible upside from growth assets compared to $0.47B valuation implied by Enterprise Value

Barnett = $1.94B

- 127k net acres; 92k in liquids window
- 1.7 Tcfe proved reserves and 2.8 Tcfe 3P reserves at 2/6/13 strip
- Firm transportation into high-value markets
- Consistent, repeatable and predictable well performance
- Low cost structure

Hedge Book = $0.14B

- 200 MMcfd in 2013 @ $5.10 per Mcf
- 170 MMcfd in 2014 @ $5.08 per Mcf
- 150 MMcfd in 2015 @ $5.23 per Mcf
- 40 MMcfd in 2016-21 @ $4.48 per Mcf
- Value of hedge book is ~$136MM at 3/31/13

All Else = ??

- **Horn River:** 129k net acres & ~68 MMcfd net production; >10 Tcf unbooked resource potential
- **Horseshoe Canyon:** 313k net acres & 51 MMcfd net production
- **Sand Wash:** 167k net acres prospective of Niobrara oil; ~300 MMBOE resource; developing with Shell
- **Midland / Delaware Basin:** 124k net acres prospective of Bone Springs and Wolfcamp oil
- **Southern Alberta:** 143k net acres & >400 Boed gross production; 65% HBP

Value of $537 / acre of reserves
Value of $0.33 / Mcfe of resource potential(1)

Note: Not pro forma for Barnett JV. Market cap as of 5/28/2013; debt as of 3/31/2013.
(1) Includes resource potential of Horn River, Niobrara and Midland / Delaware basins.



2013 Goals

Closing the market value gap with these initiatives…

- ☑ Monetize a portion of Barnett assets
  - Completed 25% sale to Tokyo Gas closed on 4/30
- ☑ Reduce debt and interest expense
- ☑ Restructure bank facility to provide covenant relief during restructuring process
- ☑ Transition Chairman role to an Independent Director and add new skills to complement Board
- Refinance 2015 / 2016 maturities to 2019
- Continue to de-risk Midland / Delaware Basin project; continue to advance Colorado project with Shell
- Secure additional upstream joint ventures
- Continue to attack cost structure to maximize margins



Key Credit Highlights

Attractive asset base with substantial upside potential	▪ High quality, low risk asset base with long reserve life and predictable well production profiles ▪ Asset size and quality ideal for joint ventures ▪ Option on developing oil plays ▪ Improvement in commodity prices could result in substantially higher proved reserves
Financial flexibility	▪ 2013 capital budget of $120MM (before Barnett JV) is more in line with projected operating cash flows ▪ Adequate flexibility and liquidity in the 1st Lien and cash on hand ▪ Proven ability to enter into JVs: Barnett JV w/ Tokyo Gas, Sand Wash Basin JV w/ SWEPI LP (Shell), Alliance JV w/ ENI ▪ Executable deleveraging strategy with proceeds from asset sales / JV including Barnett JV ▪ Extension of near term debt maturities through 2019 (1st Lien matures 2016)
Significant downside protection	▪ Strong natural gas hedge position with opportunity to capture future improvements in natural gas prices ▪ Supports capital program through stabilization and predictability of cash flow
Strong and protected asset coverage	▪ Term Loan and 2nd Lien Notes will be secured on a 2nd lien basis by all of Quicksilver's assets which secure the US 1st Lien ▪ Asset value beyond Schlumberger and LaRoche estimated proved reserves
High BTU enhanced margins	▪ Enhanced revenue per Mcfe of natural gas production by extracting and separately selling NGLs, which currently trade at a premium
Experienced management team	▪ Founding members, Glenn Darden (CEO) and Thomas Darden (Chairman Emeritus) each have extensive experience in the acquisition, exploration, development and production of oil and gas properties in a reliable and cost-effective manner ▪ Core team of technical, operational and financial managers with significant industry experience, including experience in drilling and completing horizontal wells in unconventional reservoirs and in evaluating and completing strategic transactions





Operations Update

Barnett Shale

Alliance

- ≅ 12,000 net acres
- 72.5% WI; 11% avg. royalty
- EUR of 5 - 8 Bcf on laterals of 3,500' – 5,500'

Lake Arlington

- ≅ 6,000 net acres
- 100% WI; 26% avg. royalty
- EUR of 4 - 7 Bcf on laterals of 3,000' – 5,000'


Denton
Tarrant
Hood
Johnson
Hill[1]
Somervell
Bosque

Southern High-Btu Acreage

- ≅ 92,000 net acres
- 100% WI; 20% avg. royalty
- EUR of 1.5 - 2.5 Bcf on laterals of 3,000' – 5,000'

Fort Worth Basin, TX

KWK Acreage

[1] Hill County acreage ≅17,000 net acres

Note: Not pro forma for Barnett JV.



Barnett JV Deal

- On 4/30/13, Quicksilver closed the sale of 25% of its Barnett Assets to Tokyo Gas ("TG")
  - Quicksilver remains operator
  - TG purchased an interest across the asset
  - No hedges conveyed in the transaction
  - No push to initially increase capital spending or change near-term development strategy



Partnership with Tokyo Gas

- TG will be an excellent partner in the Barnett
- Quicksilver's goal from the outset was to identify and secure a partner that recognizes the natural gas value chain
  - TG's "Challenge 2020 Vision" of natural gas aligns well with Quicksilver
  - TG and Quicksilver have an interest in developing the full potential of the Barnett
- The Barnett's history relative to other domestic shale plays was a key factor in TG's first venture into US shale
- TG is able to take advantage of Quicksilver's low-cost Barnett operations, which stay intact



Barnett Update

- 2012 Activity
  - Drilled 22 gross wells and connected 31 gross wells
  - Inventory of 25 drilled but uncompleted wells at YE2012
- Expecting to drill and complete <10 wells in 2013
  - Ability to quickly ramp-up activity as economics improve
  - Well costs are ~$3.0MM - $3.5MM
  - 60 Barnett PUD locations and 500+ identified locations
  - 40% of acreage yet to be developed
- ~77% of the Barnett acreage is held by production
  - Only ~7,500 net acres expiring in 2013



Horn River Update

- 129,000 acreage position substantially de-risked
- Producing 87 MMcfd from 11 wells in early May 2013
  - Production is restricted given surface facilities and water disposal contraints
- Expecting minimal capital in 2H13 to prepare to drill a 4-6 well pad in early 2014
- Current treating commitment at 100 MMcfd after third-party facility was commissioned in late March
  - No escalation of treating or gathering commitments until 2018
- Completed an 8-well pad in July/August 2012
  - Individual wells have produced at a rate of between 23-34 MMcfd
  - >50% improvement in peak gas rate compared to first four wells
  - New vs. existing wells exhibiting similar normalized production rate (Mcfd per foot)
  - IP trending to ~2.9 Mcfd per foot vs. 0.5 – 1.5 Mcfd per foot in Barnett
  - Lateral lengths (avg.) increased from 4,200’ (existing) to 7,400’ (new)
  - + 15 Bcf of performance revisions booked at 12/31/2012 from d-50 pad
- Continuing to explore joint venture and downstream partner solutions to enhance returns



Horn River Midstream Update

- Construction of Quicksilver's treating facility and Komie North pipeline delayed until at least 2017
  - N.E.B. suggests greater commercial support for Komie North
  - Delay in commissioning treating facility defers capex of ~$120MM
  - Future pipeline financial assurances expected to be reduced in proportion to third-party support
  - Treating commitment remains at 100 MMcfd until May 2018; transportation commitment tied to Komie North completion
- Annual drilling plan now designed to keep production flat to meet treating and transportation commitment through 2018
  - Defers >$100MM of 2014 drilling capital for at least two years
- Quicksilver has begun discussions concerning the timing of the remaining capital spending commitments in the Horn River with its midstream partner given N.E.B.'s decision on Komie North

The pipeline delay defers significant capital that was earmarked for 2013 and 2014 and reduces letter-of-credit obligations to $14MM



Sand Wash Agreement with Shell





Oil (bbl/d)
100
10
1
0
60
120
180
240
300
360
420
480
540
600
660
Months
Curve Fit

- **Quicksilver and Shell will jointly develop more than 320,000 net acres**
  - 50/50 sharing
  - Shell will operate a majority of the acreage; Quicksilver retains operatorship on wells drilled (and surrounding acreage) prior to execution of Agreement
  - Deal closed in December 2012
- **Shell paid Quicksilver a cash sum to compensate for the excess acreage contributed by Quicksilver**
- **Benefits to Quicksilver:**
  - Ability to unitize intertwined acreage to hold a larger number of leases with less drilling and to lay out a more orderly development of the play
  - Shell and Quicksilver's combined technical expertise will help advance and expand the project
  - Acreage position more attractive to a third-party for a potential JV



Colorado Update

- 2012 activity
  - Drilled 4 wells, completed 3 wells and refrac'd two wells with treated slickwater
    - Recent verticals IP averaging 100 Boed on shallow declines
    - Completed vertical well in 4Q12 @ 400 Boed (60% oil) IP and 90-day rate of 138 Boed
- Expecting to participate in up to 8 wells in 2013
- 1,200' of productive Niobrara found across a distance of 35 miles in an east-to-west band and 15 miles in a north-to-south band across the Sand Wash leasehold
- Vertical well costs at full development expected to be ~$15/Boe
  - ~$3.0MM for a vertically-drilled and stimulated well



Midland / Delaware Basin


TEXAS
REEVES
Toyah
CWI
Pecos
Lindsay
COMSTOCK
Barstow
Pyote
Wickett
Grandfalls
Imperial
WHITING
CRANE
Crane
UPTON
McCamey
Rankin
REAGAN
PIONEER
Big Lake
CONOCO -PHILLIPS
FOREST OIL
Iraan
SANTA RITA
IRION
Mertzon
EL PASO
APPROACH RESOURCES
CROCKETT
Ozona
BHP BILLITON
Balmorhea
BALMORHEA
JEFF DAVIS
Fort Davis
Valentine
CONCHO
EOG
Fort Stockton
PECOS
EXXON MOBILE/XTO
LEON VALLEY
Alpine
Marfa
PRESIDIO
Marathon
BREWSTER
Sanderson
TERRELL

- ~124,000 net acres; 78% NRI
- Additional ~41,000 net acres in Presidio County

KWK Acreage

NYSE: KWK



Midland / Delaware Basin Update

- Producing oil from two wells
  - Vande Ranch (Upton County): 2,400' lateral targeting the Wolfcamp formation drilled in 4Q12 – still recovering load water
  - Price Ranch #1 (Pecos County): 1,500' lateral drilled in 3Q12
- Additional wells expected to be completed with longer laterals
- Planning a minimal drilling program in 2013





Financial Overview

Sources & Uses

Barnett JV

($ in millions)

Sources		Uses	
Proceeds from Barnett JV	$463	Repay First Lien[1]	$251
		Cash	203
		Transaction Fees and Expenses[2]	9
Total	$463	Total	$463

- We utilized a portion of the proceeds from the Barnett JV to partially repay the 1st Lien

The Refinancing

($ in millions)

Sources		Uses	
Term Loan	$600	Tender for 2015 Senior Notes	$438
Second Lien Notes	200	Tender for 2016 Senior Notes	591
New Senior Notes	675	Tender for 2016 Sub Notes	350
Cash from Balance Sheet	11	Tender Premium	58
		Fees, Expenses & OID	49
Total	$1,486	Total	$1,486

- We intend to use the net proceeds from the Refinancing and cash on hand to obtain consent from our 2019 Senior Notes and to fund a tender for our 2015 and 2016 Senior Notes and 2016 Subordinated Notes

(1) Assumes foreign exchange rate date of 3/31/2013.
(2) Includes estimated tax payment of $5 million, which will be paid on 7/15/2013, and transaction fees and expenses of $4 million.



Pro Forma Capitalization

($ in millions)

	As of 3/31/2013	Adj	Pro forma Barnett JV 3/31/2013	Adj	Pro forma Refinancing
Cash and equivalents	$10	$203	$213	($11)	$202
Debt:					
First Lien[1]	$433	($251)	$182	-	$182
New Term Loan	-		-	600	600
New Second Lien Notes	-		-	200	200
Total secured debt	$433	($251)	$182	$800	$982
8.250% Senior unsecured notes due 2015	438		438	(438)	-
11.750% Senior unsecured notes due 2016	591		591	(591)	-
9.125% Senior unsecured notes due 2019	298		298	-	298
New Senior Notes	-		-	675	675
7.125% Senior subordinated notes due 2016	350		350	(350)	-
Total debt	$2,110	($251)	$1,859	$96	$1,955
Equity market capitalization (as of 5/28/13)	449		449		449
Total enterprise value	$2,549		$2,095		$2,202
Borrowing base[2]	$550	($200)	$350	-	$350
Letters of credit	57		57		57
Liquidity	69		323		313
Proved PV-10%[3]	1,655	(319)	1,336		1,336

Key takeaways

- Increases liquidity
- Extends maturities
- Lowers cost of borrowing
- Eliminates subordinated debt from capital structure

Source: Company filings.
(1) Excludes letters of credit of $57 million, which include C$13 million related to a step-up of treating volumes in the Horn River Basin in April 2013.
(2) Excluding the impact of the Barnett JV transaction, the Company expected the borrowing base to be redetermined as low as $550 million in April 2013 from $850 million.
(3) Based on 2/28/2013 strip pricing.



Pro Forma Capitalization (cont'd)

($ in millions)

	Data	As of 3/31/2013	Adj Data	Pro forma Barnett JV 3/31/2013	Adj	Pro forma Refinancing
1st Lien debt /						
2012 Adjusted EBITDA[(1)]	$406	1.1x	$375	0.5x		0.5x
Proved reserves ($ / Mcfe)[(2)]	2,023	$0.21	1,611	$0.11		$0.11
Secured debt /						
2012 Adjusted EBITDA[(1)]	$406	1.1x	$375	0.5x		2.6x
Proved reserves ($ / Mcfe)[(2)]	2,023	$0.21	1,611	$0.11		$0.61
Net debt /						
2012 Adjusted EBITDA[(1)]	$406	5.2x	$375	4.4x		4.7x
Proved reserves ($ / Mcfe)[(2)]	2,023	$1.04	1,611	$1.02		$1.09
Enterprise value /						
1st Lien debt		5.9x		11.5x		12.1x
Secured debt		5.9x		11.5x		2.2x
Net debt		1.2x		1.3x		1.3x
(PV-10% + Hedge value)[(3)] /						
1st Lien debt		4.1x		8.1x		8.1x
Secured debt[(4)]		4.1x		8.1x		1.5x
Net debt		0.9x		0.9x		0.8x
2012 Adjusted EBITDA / PF cash interest expense		2.4x		2.3x		2.3x
WAMD - May 2013[(5)]		3.3		3.3		5.9
WAMD - excluding credit facility - May 2013[(5)]		3.2		3.2		6.8

Source: Company filings.

(1) 2012 Adjusted EBITDA as of 12/31/2012.

(2) Based on 2/28/2013 strip pricing.

(3) Hedge value of $136 million as of 3/31/2013.

(4) Includes $345 million of PV-10 from Canadian assets securing Canadian borrowings under First Lien. The Term Loan and 2nd Lien Notes will be secured by US assets accounting for at least 87.5% of US PV-10 and pledge of 65% of equity in first tier Canadian subsidiaries.

(5) WAMD defined as weighted average maturity of debt. Assumes 8-year tenor on New Senior Notes.



Pro Forma Bond Maturity Schedule

($ in millions)



Current Debt Maturity Towers
$350
$591
$438
$433
$298
2014
2015
2016
2017
2018
2019
>2019
First Lien
Senior Notes
Senior Subordinated Notes
$600
$200
$298
$675
$182 (1)
2014
2015
2016
2017
2018
2019
>2019
First Lien
Senior Notes(2)
Second Lien Notes
Term Loan

Note: Pro forma for paydowns related to Barnett JV, Term Loan, Second Lien Notes and New Senior Notes. Assumes all 2015 and 2016 maturities refinanced.

(1) Represents pro forma amount drawn as of 3/31/2013. Does not include letters of credit.

(2) Includes New Senior Notes.



Second-quarter 2013 Guidance

All amounts pro forma for the Barnett JV

- Average Daily Production: 282 – 288 MMcfed
  - Includes the impact of a planned third-party plant outage in June 2013 in the Horn River Basin
- Lease Operating Expense: $0.88 - $0.92 per unit
  - Increase from 1Q 2013 actuals is related to expected elevated workover activity in the Barnett and natural production decline
- GPT: $1.32 - $1.36 per unit
- Severance and Ad-Valorem Taxes: $0.18 - $0.21 per unit
- General & Administrative: $0.50 - $0.54 per unit
- DD&A: $0.56 - $0.60 per unit
- Full-year 2013 Average Production: 290 – 300 MMcfed



Cash Margin Supports Barnett Maintenance Capital

- Low cost structure combined with a strong hedge portfolio translates to solid profit margins
- Program designed to keep production relatively flat (excluding Barnett JV) in the range of ~170 MMcfed
- Low marginal cost structure creates positive margins in the Barnett and allows capex to be directed towards Barnett development in 2014 and 2015
  - Less than 10 locations to be drilled in 2013; 60 Barnett PUD locations as of 12/31/2012; 500+ identified potential unproved drilling locations on company-owned acreage



Q1 2013 Cash costs
Hedge price ($/Mcfe)
$4.01
$0.20
$1.45
$1.37
$0.36
$0.63
$2.28
$0.20
$1.45
$0.63
$3.90
$0.17
$1.24
$1.37
$0.36
$0.76
Barnett total cost structure(1)
Barnett marginal cost structure
Quicksilver total cost structure(1)
$5.10
$1.20
200
$5.08
$1.18
170
$5.23
$1.33
150
Cash margin(3) ($/Mcfe)
Hedge volumes (MMcfd)
2013
2014
2015
LOE
G&A
Interest
GPT(2)
Ad valorem and production taxes
Hedge value

Note: Not pro forma for Barnett JV.
(1) Total cost structure includes G&A and interest incurred.
(2) GPT defined as gathering, processing and transportation expense.
(3) Cash margin represents hedge price less Quicksilver total cost structure.



Proposed 2013 Capital Plan

- 2013 capital program will be more in line with cash flow from operations
- As of 12/31/2012, 65% of Quicksilver's acreage was classified as held by production in its three core operating areas
  - Provides flexibility to manage capital expenditures

Total 2013 capex: $120MM



West Texas 5%
Horseshoe Canyon 3%
Barnett Shale 8%
Other(1) 31%
Horn River 24%
Niobrara 29%



Note: Not pro forma for Barnett JV.
(1) Includes capitalized interest expense and capitalized internal costs.

Transition in Capex Focus

- In 2012 and 2013, Quicksilver focused capital expenditures on Horn River Basin infrastructure to address contractual obligations
- Beginning in 2014, expenditures will focus on Barnett development – approximately 90%
  - Company has over 200 drilling locations in the Barnett with expected internal rate of return of 20% at a $4.50/Mcf gas price and $30/Bbl NGL price
  - Barnett properties do not require additional acreage acquisitions / leasing
- Barnett focused capital expenditures should allow the Company to maintain Barnett daily production at ~170 MMcfed (excluding Barnett JV) with Barnett maintenance capex of ~$50-60 million
  - Total company production maintained with additional Barnett capex of ~$40-50 million
  - Operating cash flow and $25-50 million of additional liquidity will maintain total company production and cash flow

2012



Midstream 3%
Corp / other 14%
Completion (incl Equip) 45%
Drilling 30%
Acreage 8%

2013



Site acquisition 8%
Midstream 1%
Corp / other 35%
Completion (incl Equip.) 24%
Acreage 12%
Drilling 20%

Going forward



Other 10%
Barnett development 90%



Strong and Protected Asset Coverage

- **Term Loan will be secured by a majority of the Company's US oil and gas assets on a second lien basis behind the revolving credit facility**
- **Asset value beyond Schlumberger and LaRoche estimated proved reserves**
  - **Potential to experience a meaningful increase in the number of PUDs and proved reserve value with a modest improvement in the commodity price environment**
  - **Quicksilver has other assets (i.e. Horn River, Niobrara and Midland / Delaware basins) with minimal reserves booked relative to their ultimate potential**

($ in millions)



Cumulative Secured Debt Asset Coverage
1.4x
1.5x
2.0x
2.2x
$957
$33
$91
$254
$1,336
$136
$1,471
$498
$1,969
Pro forma secured debt = $982 (3)
$2,202
PF Barnett JV PV-10
Other US PV-10
Horn River PV-10
Horseshoe Canyon PV-10
Total PF PV-10
Hedge Value (3/31/13)
Collateral Value
Barnett JV Implied Valuation Adjustment (1)
Adjusted Collateral Value (2)
Pro Forma Enterprise Value

Note: Based on 2/28/2013 strip pricing. Pro forma for Barnett JV. Enterprise value as of 5/28/2013.

(1) Implied value adjustment of Quicksilver's remaining Barnett interest based on Barnett JV transaction value of $485 million for 25% interest ($1,455 million for 75% interest less PF Barnett PV-10 of $957 million).

(2) Includes $345 million of PV-10 from Canadian assets securing Canadian borrowings under the 1st Lien. Term Loan and 2nd Lien Notes will be secured by US assets accounting for at least 87.5% of US PV-10 and pledge of 65% of equity in first tier Canadian subsidiaries.

(3) Excludes $57 million in letters of credit.



Strong Derivative Position



Underpins capital program through stabilization and predictability of cash flow
Hedge Volume (MMcfd)
250
200
150
100
50
0
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
($/Mcfe)
$5.10
$5.08
$5.23
2013
2014
2015
Volume
4/30/2013 Strip
Estimated gas prod. post Barnett JV
Weighted Average Price

Key Credit Highlights

- Attractive asset base with substantial upside potential
- Financial flexibility
- Significant downside protection
- Strong and protected asset coverage
- High BTU enhanced margins
- Experienced management team





Syndication Overview

2nd Lien Term Loan Summary Terms

Borrower:	Quicksilver Resources Inc. (the "Company" or the "Borrower", and together with all subsidiaries, the "Credit Group")
Global Coordinators, Lead Arrangers and Joint Bookrunners:	Credit Suisse ("CS," and "Administrative Agent") and J.P. Morgan ("Syndication Agent") as Co-Lead Arrangers (collectively, the "Co-Lead Arrangers")
Joint Bookrunners and Co-Documentation Agents:	Citi, Deutsche Bank, Bank of America, Wells Fargo ("Joint Bookrunners" and "Co-Documentation Agents")
Co-Managers:	UBS, TD, Scotia, CIBC, and RBS ("Co-Managers")
Facility:	$600 million Second Lien Term Loan (the "Term Loan")
Facility Ratings:	CCC+ / B2
Indicative Pricing:	Spread: L + [575] bps LIBOR Floor: [1.25]% OID: [99.0]
Tenor:	6 years subject to requirement to prepay (1) 91 days prior the maturity of the 2019 Notes if more than $100 million of 2019 Notes then remain outstanding and (2) 91 days prior to the maturity of the 2015 Senior Notes, the 2016 Senior Notes or the 2016 Senior Subordinated Notes if on the applicable date, the aggregate amount of all such notes remaining outstanding is greater than $100 million
Use of Proceeds:	To fund tender for 2016 Senior Subordinated Notes and 2015 and 2016 Senior Notes, fund cleanup calls, pay transaction fees and expenses, and other general corporate purposes
Amortization:	None
Guarantors:	All obligations of the Borrower under the Term Loan will be unconditionally guaranteed (the "Second Lien Guarantees") by each of the Borrower's existing and subsequently acquired or organized direct or indirect domestic subsidiaries that at any time guarantees the US 1st Lien or any of the 2015, 2016, and 2019 Senior Notes and 2016 Subordinated Notes (the "Existing Notes") (the "Guarantors", and with the Borrower, the "Credit Group")
Security:	Second priority lien on all property and assets of the Credit Group that at any time secures the US 1st Lien, including a pledge of 65% of stock in foreign subs - Includes mortgages on not less than 87.5% of domestic proved PV-10 properties included in most recent reserve report under US 1st Lien
Call Protection:	102, 101 soft call in the event of certain refinancings and repricing events
Affirmative Covenants:	Substantially similar to those governing the 1st Lien, including delivery of financial statements, compliance certificates, reserve reports and other materials relating to the collateral
Negative Covenants:	Substantially similar to those governing the 2019 Senior Notes, including: - Limitations on Indebtedness (First and Second Lien cap not to exceed greater of $1.2 billion and 30% consolidated net tangible assets ("CNTA")) and First Lien cap not to exceed greater of $450 million and [TBD]% of US PV-10 - Limitations on Restricted Payments - Limitations on Liens - Limitations on Sale Leasebacks - Limitations on Asset Sales - Other limitations to be agreed upon
Financial Maintenance Covenants:	None – covenant-lite



Indicative Timeline

May 2013

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

June 2013

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30						

Holiday

Key date

- Proceeds of Term Loan, 2nd Lien Notes, and New Senior Notes are expected to close concurrently

Week of	New 2nd Lien Term Loan	Tender/Consent Offers
May 20	Announce 2nd Lien Term Loan (5/23)	Announce tender/consent (5/23)
May 27	2nd Lien Term Loan bank meeting in New York (5/29 10:00 am EDT)	
June 3	Commitments due on 2nd Lien Term Loan (6/ 5 5:00 pm EDT)	Early tender/consent date (6/6)
June 10		
June 17	Close and fund 2nd Lien Term Loan (6/21)	Final expiration on tender/consent (6/20) Close and fund tender/consent (6/21)





Appendix Materials

Historical Financial Summary

Summary financials and Adj. EBITDA reconciliation

($ in millions)	Fiscal Year End, 2009	2010	2011	2012	LTM 3/31/2013	Barnett Pro forma 12/31/2012
Total production (Bcfe)	118.5	129.6	150.6	131.8	124.3	106.2
% gas	73%	78%	81%	80%	83%	82%
Adjusted EBITDA reconciliation						
Net Income	($545)	$455	$90	($2,353)	($2,201)	($1,905)
(+) Interest expense	195	188	186	164	168	153
(+) Depletion, depreciation, and accretion	201	207	226	164	128	125
(+) Fortune Creek accretion [1]	–	–	–	20	20	20
(+) Income tax expense (benefit)	(292)	259	58	(296)	(188)	(296)
(+) Impairment [2]	1,082	48	107	2,626	2,308	2,196
(+) Non-cash losses (gains) on asset sales [3]	–	(552)	(218)	–	–	–
(+) Stock-based compensation	21	26	21	22	22	22
(+) Non-cash loss (gain) from hedging and derivative activities [4]	7	(59)	(52)	58	83	58
(+) Loss (income) from BBEP in excess of cash distributions	(64)	(1)	28	–	–	–
(+) Other non-cash items	1	(0)	1	1	2	1
Adjusted EBITDA	$605	$571	$448	$406	$342	$375
Summary cash flow						
Net cash provided by operating activities	$612	$398	$253	$228	$228	NA
Net cash used in investing activities	(473)	49	(413)	(372)	(372)	NA
Net cash provided by financing activities	(143)	(392)	120	137	137	NA
Effect of exchange rate changes on cash	3	(1)	(1)	(1)	(1)	NA
Increase / (decrease) in cash and equivalents	($1)	$53	($42)	($8)	($8)	NA

Source: Company filings.
Note: 2009, 2010, 2011, 2012 and LTM 3/31/2013 not pro forma for Barnett JV.
(1) Fortune Creek receives a cash distribution of $19.5 million, $4.8 million, and $4.7 million at year end 2012, 1Q 2013, and 1Q 2012, respectively.
(2) Includes impairment of investment in BBEP.
(3) Includes gain on sale of KGS and gain on disposition of BBEP units.
(4) Includes cash received in connection with restructured hedges which does not flow through net income.



Price Deck

- **Year-end 2012 SEC pricing:**
  - **Oil: $94.71/Bbl**
  - **Gas: $2.75/Mcf**
  - **NGL: $33.76/Bbl**

	NYMEX 2/28/2013 strip pricing			
	2013E	**2014E**	**2015E**	**2016E**
Crude oil ($/Bbl)	$93.50	$90.67	$87.72	$85.53
Natural gas ($/Mcf)	3.58	4.06	4.27	4.43
NGL ($/Bbl)(1)	29.92	29.01	28.07	27.37

	NYMEX 5/28/2013 strip pricing			
	2013E	**2014E**	**2015E**	**2016E**
Crude oil ($/Bbl)	$94.33	$90.60	$87.34	$85.30
Natural gas ($/Mcf)	4.02	4.38	4.43	4.56
NGL ($/Bbl)(1)	30.19	28.99	27.95	27.30

(1) Assumes 32% of WTI crude oil price.



Pre- and Post- Barnett JV Financial Summary

($ in millions)	Total Quicksilver		
	Pre Barnett JV	Adj.[1]	Post Barnett JV
12/31/12 Reserves			
SEC pricing			
Proved (Bcfe)	1,467	(296)	1,171
% Developed	88%	85%	89%
% Gas	82%		83%
PV-10	$609		
2/28/13 Strip pricing			
Proved (Bcfe)	2,023	(412)	1,611
% Developed	84%		
% Gas	82%		83%
PV-10	$1,655	($319)	$1,336
Production (MMcfed)			
2012	360	(69)	291
Q1 2013	358	(59)	299
2013E mid-point guidance	340	(45)	295
Reserve life (years)[2]			
SEC pricing	11.8x		10.9x
2/28/13 Strip pricing	16.3x		15.0x
2012 Financials			
Revenue	$709	($87)	$622
LOE	95	(13)	82
$/Mcfe	*$0.72*	*$0.54*	*$0.77*
GP&T	166	(36)	130
Taxes	25	(5)	20
DD&A	164	(39)	125
G&A	76	(2)	74
Adjusted EBITDA[3]	406	(31)	375
Hedge position	187	–	187

Source: Company filings.
(1) Represents 25% of Barnett Shale asset. Numbers do not match exactly to reported pro forma financial statements due to rounding.
(2) Based on 2013E mid-point of production guidance.
(3) Adjusted EBITDA excludes non-cash gains and losses from hedging and derivative activities.



Experienced Management Team

Glenn Darden President and Chief Executive Officer	■ Over 32 years of oil and gas industry experience ■ President since March 1999 and Chief Executive Officer since December 1999
John C. Cirone Executive Vice President – General Counsel	■ Over 40 years of experience ■ Previously held various positions at Union Pacific Resources from 1978 – 2000
Stan G. Page Senior Vice President – US Operations	■ Over 30 years of oil and gas production and operations experience ■ Previously, Operations Center Manager for BP America's East Texas assets
John C. Regan Senior Vice President – Chief Financial Officer	■ Joined Quicksilver in 2007 as Chief Accounting Officer ■ CPA with 20+ years of public and industry experience
Vanessa G. LaGatta Vice President – Treasurer	■ Joined Quicksilver in 2009 as Treasurer ■ Most recently, a Director at Credit Suisse specializing in leveraged loan products
Chris M. Mundy Vice President – Chief Reservoir Engineer	■ Professional engineer with more than 15 years of oil and gas experience ■ Headed Quicksilver's Horseshoe Canyon development program between 2004 – 2006

Strong executive team with average experience of over 30 years



Horn River Treating Commitments

Prior Commitments



MMcfd
250
200
150
100
50
0
May '11
May '12
May '13
May '14
May '15
May '16
May '17
May '18
Current Treating Commitment
Fortune Creek - 120 MMcfd

Existing Commitments



Commitment from 5/1/12 to 4/1/13 was 30 MMcfd before treating plant was commissioned
MMcfd
250
200
150
100
50
0
May '11
May '12
May '13
May '14
May '15
May '16
May '17
May '18
Current Treating Commitment



2012 Realizations


Cash Average Realized Prices and Recurring Unlevered Margins, per Mcfe
$6
$5
$4
$3
$2
$1
$0
5.09
2.40
5.34
2.72
5.27
2.87
5.45
3.10
Q1
Q2
Q3
Q4
Cash Revenue
Recurring Unlevered Cash Margin



Proved Reserves Summary

SEC Pricing

	Net proved reserves as of December 31, 2012				
	Oil	Gas	NGL	Total	PV-10 ($MM)
Category	(MBbls)	(Bcf)	(MBbls)	(Bcfe)	SEC price
Proved developed	2,416	992	47,294	1,290	$625
Proved undeveloped	113	123	8,890	177	-16
Total Proved	**2,529**	**1,115**	**56,184**	**1,467**	**$609**


Category
PUD
12%
PD
88%
2011


Resource Mix
Oil 1%
NGL 23%
Gas 76%
2011

Note: Not pro forma for Barnett JV.



Barnett Type Wells

Supporting drilling inventory


Alliance
10,000
1,000
100
Gas Rate (mcf/d)
0
24
48
72
96
120
Month
Alliance-3500' - 5.0 Bcf
Alliance-4500' - 6.4 Bcf
Alliance-5500' - 7.9 Bcf

Length (ft)	Gas Price ($/mmbtu)	NGL Price ($/bbl)	Well Cost ($MM)	NPV-10 ($MM)	ROR (%)	Q-30d (mmcf/d)	EUR (Bcf)	Net Total (mmcfe)
3,500	$4.00	$50	$2.77	-$0.18	9%	4.1	5.0	3,550
3,500	$4.50	$53	$2.77	$0.48	14%	4.1	5.0	3,613
3,500	$5.00	$56	$2.77	$1.15	21%	4.1	5.0	3,636
4,500	$4.00	$50	$3.09	$0.50	12%	5.2	6.4	4,649
4,500	$4.50	$53	$3.09	$1.14	20%	5.2	6.4	4,649
4,500	$5.00	$56	$3.09	$1.98	28%	5.2	6.4	4,649
5,500	$4.00	$50	$3.44	$0.75	16%	6.4	7.9	5,683
5,500	$4.50	$53	$3.44	$1.78	24%	6.4	7.9	5,683
5,500	$5.00	$56	$3.44	$2.80	33%	6.4	7.9	5,683


Cowtown
10,000
1,000
100
Gas Rate (mcf/d)
0
24
48
72
96
120
Month
Cowtown-3000' - 1.5 Bcf
Cowtown-4000' - 2.0 Bcf
Cowtown-5000' - 2.5 Bcf

Length (ft)	Gas Price ($/mmbtu)	NGL Price ($/bbl)	Well Cost ($MM)	NPV-10 ($MM)	ROR (%)	Q-30d (mmcf/d)	EUR (Bcf)	Net Total (mmcfe)
3,000	$4.00	$50	$2.38	-$0.26	7%	1.1	1.5	1,655
3,000	$4.50	$53	$2.38	$0.08	11%	1.1	1.5	1,679
3,000	$5.00	$56	$2.38	$0.42	16%	1.1	1.5	1,711
4,000	$4.00	$50	$2.68	$0.16	12%	1.5	2.0	2,276
4,000	$4.50	$53	$2.68	$0.62	17%	1.5	2.0	2,319
4,000	$5.00	$56	$2.68	$1.07	22%	1.5	2.0	2,351
5,000	$4.00	$50	$3.08	$0.50	15%	1.9	2.5	2,916
5,000	$4.50	$53	$3.08	$1.08	20%	1.9	2.5	2,959
5,000	$5.00	$56	$3.08	$1.65	26%	1.9	2.5	2,992


Lake Arlington
10,000
1,000
100
Gas Rate (mcf/d)
0
24
48
72
96
120
Month
LAKE ARL-3000' - 4.0 Bcf
LAKE ARL-4000' - 5.4 Bcf
LAKE ARL-5000' - 6.7 Bcf

Length (ft)	Gas Price ($/mmbtu)	NGL Price ($/bbl)	Well Cost ($MM)	NPV-10 ($MM)	ROR (%)	Q-30d (mmcf/d)	EUR (Bcf)	Net Total (mmcfe)
3,000	$4.00	$50	$2.76	-$0.92	0%	3.4	4.0	2,487
3,000	$4.50	$53	$2.76	-$0.40	6%	3.4	4.0	2,606
3,000	$5.00	$56	$2.76	$0.15	11%	3.4	4.0	2,655
4,000	$4.00	$50	$3.05	-$0.49	6%	4.5	5.4	3,517
4,000	$4.50	$53	$3.05	$0.22	12%	4.5	5.4	3,654
4,000	$5.00	$56	$3.05	$0.92	19%	4.5	5.4	3,713
5,000	$4.00	$50	$3.37	-$0.08	9%	5.6	6.7	4,548
5,000	$4.50	$53	$3.37	$0.80	17%	5.6	6.7	4,665
5,000	$5.00	$56	$3.37	$1.69	25%	5.6	6.7	4,743

Notes:

- Type curves are representative for each area and actual production will depend on various factors including lateral length, geology and inter-well spacing
- Economics are based on 100% WI
- Economic parameters (e.g., operating expenses, royalties, etc.) vary from well to well. Estimates have been used to generate the economic tables.
- ***Actual results may differ materially***



HRB Type Curves



Type Curve (QRI)
Avg D-050-A New Pad Wells
Avg 4 Pre-2012 Wells
Type Curve (2011)
Quicksilver Type Curve
Qi=20,180 mcf/d, di = 65.0%
df = 9.5%, b = 1.1
Qmin = 100 mcf/d
EUR = 16 BCF
Quicksilver Type Curve (2011)
Qi=14,520 mcf/d, di = 59.7%
df = 9.0%, b = 1.4
Qmin = 100 mcf/d
EUR = 16 BCF
Gas Rate (mcf/d)
20,000
15,000
10,000
5,000
-
0
180
360
540
720
900
1080
Days On Production
Production updated to May 12